Summary of Significant Accounting Policies	12 Months Ended
May. 31, 2015
Summary of Significant Accounting Policies

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated for the period from May 31, 2010 through December 31, 2014 (please refer to Note A[2]). We account for our investments in less-than-majority-owned joint ventures, for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies are eliminated in consolidation.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain prior-year amounts have been reclassified to conform with current-year presentation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

2) Specialty Products Holding Corp. (“SPHC”)

Deconsolidation

Prior to May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, were defendants in various asbestos-related bodily injury lawsuits filed in various state courts. These cases generally sought unspecified damages for asbestos-related diseases based on alleged exposures to asbestos-containing products. On May 31, 2010, Bondex and SPHC, filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to reorganize under chapter 11 of the Bankruptcy Code. SPHC and Bondex took this action in an effort to permanently and comprehensively resolve all pending and future asbestos-related liability claims associated with Bondex and SPHC.

SPHC is our wholly owned subsidiary. In accordance with ASC 810, when a subsidiary becomes subject to the control of a government, court, administrator, or regulator, deconsolidation of that subsidiary is generally required. We therefore deconsolidated SPHC and its subsidiaries from our balance sheet as of May 31, 2010, and eliminated the results of SPHC’s operations from our results of operations beginning on that date. As a result of the chapter 11 reorganization proceedings, we accounted for our investment in SPHC under the cost method.

We analyzed our net investment in SPHC as of May 31, 2010, which included a review of our advances to SPHC, an assessment of the collectibility of our net receivables due from SPHC, and a computation of the gain to be recorded upon deconsolidation based on the carrying amount of our investment in SPHC. In accordance with GAAP, the gain on deconsolidation related to the carrying amount of net assets of SPHC at May 31, 2010, was calculated in accordance with ASC 810-10-40-5, as follows:

a)	the aggregate of (1) the fair value of consideration received, (2) the fair value of any retained noncontrolling investment in the former subsidiary at the date the subsidiary is deconsolidated, and (3) the carrying amount of any noncontrolling interest in the former subsidiary; less

b)	the carrying amount of the former subsidiary’s assets and liabilities.

In determining the carrying value of any retained noncontrolling investment in SPHC at the date of deconsolidation, we considered several factors, including analyses of cash flows combined with various assumptions relating to the future performance of this entity and a discounted value of SPHC’s recorded asbestos-related contingent obligations based on information available to us as of the date of deconsolidation. The discounted cash flow approach relies primarily on Level 3 unobservable inputs, whereby expected future cash flows are discounted using a rate that includes assumptions regarding an entity’s average cost of debt and equity, incorporates expected future cash flows based on internal business plans, and applies certain assumptions about risk and uncertainties due to the bankruptcy filing. Our estimates were based upon assumptions we believed to be reasonable, but which by nature were uncertain and unpredictable. As a result of this analysis, we determined that the carrying value of our retained interest in SPHC approximated zero. Given the significant uncertainty related to the ultimate asbestos obligations, the carrying value remained at zero throughout the bankruptcy process including and up to the date just prior to the reconsolidation of SPHC.

As a result of the combined analyses of each of the components of our net investment in SPHC, we recorded a net loss of approximately $7.9 million, which was reflected in other expense, net, during the fourth fiscal quarter of the year ended May 31, 2010.

Reorganization Proceedings of Certain Subsidiaries

As discussed above, on May 31, 2010, Bondex and SPHC, filed voluntary petitions in the Bankruptcy Court to reorganize under chapter 11 of the Bankruptcy Code. Similarly, Republic Powdered Metals, Inc. (“Republic”) and NMBFiL, Inc. (“NMBFiL”), both of which are indirect wholly owned subsidiaries of RPM International Inc. (“RPM”), filed to reorganize under chapter 11 of the Bankruptcy Code in August 2014 to resolve all their pending and future asbestos-related liability claims. Both Republic and NMBFiL remained consolidated subsidiaries of RPM, considering the short-term nature of the bankruptcy and that RPM maintained control of them from a participating rights perspective.

On July 26, 2014, RPM, Bondex, SPHC, Republic and NMBFiL entered into settlement term sheets (the “Term Sheets”) with the representatives of current and future asbestos claimants (the “asbestos claimants”) setting forth the parties’ agreement in principal to resolve all present and future asbestos personal injury claims related to Bondex, SPHC, Republic and NMBFiL. The Term Sheets contemplated the filing of a plan or plans of reorganization with the Bankruptcy Court (the “Bankruptcy Plan”), which filing occurred on September 26, 2014. The Bankruptcy Plan was subject to approval of the asbestos claimants as well as the Bankruptcy Court and the U.S. District Court in Delaware.

The Bankruptcy Plan was confirmed on December 10, 2014 and, effective as of December 23, 2014 (the “Effective Date”), Bondex, SPHC, Republic and NMBFiL emerged from bankruptcy. In accordance with the Bankruptcy Plan, trusts were established under Section 524(g) of the United States Bankruptcy Code (together, the “Trust”) and funded with first installments. Pursuant to the Bankruptcy Plan, the Trust assumed all liability and responsibility for current and future asbestos personal injury claims of Bondex, SPHC, Republic and NMBFiL, and such entities will have no further liability or responsibility for, and will (along with affiliates) be permanently protected from, such asbestos claims.

The Trust was funded with $450 million in cash and a promissory note, bearing no interest and maturing on or before the fourth anniversary of the Effective Date (the “Bankruptcy Note”). The net present value of the Bankruptcy Note, or $328.0 million, is classified as other long-term liabilities in our Consolidated Financial Statements at May 31, 2015. Borrowings under our $800.0 million revolving credit facility were used to fund the initial payment of $450 million, which is classified as long-term debt in our Consolidated Balance Sheets. A portion of the payments due under the Bankruptcy Note is secured by a right to the equity of Bondex and the other chapter 11 debtor entities. The Bankruptcy Plan, and Bankruptcy Note, provide for the following additional contributions to the Trust:

•	On or before the second anniversary of the Effective Date, an additional $102.5 million in cash, RPM stock or a combination thereof (at our discretion in this and all subsequent cases) will be deposited into the Trust;

•	On or before the third anniversary of the Effective Date, an additional $120 million in cash, RPM stock or a combination thereof will be deposited into the Trust; and

•	On or before the fourth anniversary of the Effective Date, a final payment of $125 million in cash, RPM stock or a combination thereof will be deposited into the Trust.

Total current and future contributions to the Trust are deductible for U.S. income tax purposes.

Effective with the filing of the Notice of Entry of Order confirming the Bankruptcy Plan, which required the funding of the Trust, we regained control of SPHC and its subsidiaries, and accordingly, we have accounted for the event as a business combination. The funding of the Trust represents the total consideration transferred in the transaction, or $772.6 million. The opening balance sheets are based upon closing balances as of December 31, 2014 and results of operations have been included in our consolidated financial statements beginning on January 1, 2015 (the “Accounting Effective Date”) forward, as we concluded that the activity occurring between the date control was obtained (December 23, 2014) and the Accounting Effective Date was not significant.

The fair values of SPHC and its subsidiaries have been determined as of January 1, 2015. Additionally, the fair value of RPM Holdco, of which SPHC owns 21.39% of the outstanding common stock, has been determined in order to account for our increase in ownership of the noncontrolling interest as an equity transaction. The total consideration has been allocated on a relative fair value basis between the noncontrolling interest in RPM Holdco, or approximately $208.4 million, and the net assets of SPHC, or approximately $564.2 million. The difference between the fair value of the noncontrolling interest in RPM Holdco and the carrying value of the noncontrolling interest was recorded as an equity transaction. The portion of the transaction accounted for as a business combination resulted in preliminary goodwill of $118.7 million and intangible assets of $176.0 million. The acquired intangible assets totaling $176.0 million comprises the following: $118.7 million of customer and distributor relationships, $2.0 million of definite-lived tradenames, $52.7 million of indefinite-lived tradenames and $2.6 million of formulas. Income tax assets of $271.7 million were recorded in connection with the deductibility of current and future contributions to the Trust. Additionally, deferred tax liabilities of $72.3 million were recorded for the excess of the fair value book basis of certain assets over the corresponding tax basis. The fair values of net tangible assets, intangible assets and the noncontrolling interest were based upon valuations, which required our significant use of estimates and assumptions. While the valuations of consideration transferred and total assets acquired and liabilities assumed are substantially complete, measurement period adjustments may be recorded in the future as we finalize certain fair value estimates. The primary areas that remain preliminary relate to the fair values of deferred income taxes. Pro forma financial information for the reconsolidation has not been included because this business combination, individually or aggregated with our other fiscal 2015 acquisitions, did not have a material impact on our financial position or results of operations as of and for the year ended May 31, 2015.

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent events through the date the Consolidated Financial Statements were filed with the Securities and Exchange Commission (“SEC”).

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

As described in Note A(2) above, effective January 1, 2015, we regained control of SPHC and its subsidiaries, and accordingly, we have accounted for a portion of the transaction as a business combination, while the other portion of the transaction relating to our increase in ownership of RPM Holdco has been accounted for as an equity transaction. The fair values of SPHC and its subsidiaries that were determined as of January 1, 2015, are described in more complete detail in Note A(2).

In addition to the reconsolidation of SPHC, during the fiscal year ended May 31, 2015, we completed six acquisitions. Four of the current-year acquisitions report through our industrial reportable segment, which included the following: a waterproofing products manufacturer in Brazil; a manufacturer of powder construction products based in Phoenix, Arizona; a manufacturer of firestopping products for the construction industry based in London, UK; and a manufacturer of high performance wood finishes based in Manchester, U.K. The other two acquisitions report through our consumer reportable segment, including the following: a producer of specialty cleaners based in Cumming, Georgia and a producer of aerosol paints based in Johannesburg, South Africa.

During the fiscal year ended May 31, 2014, we completed four acquisitions. Two of the current-year acquisitions report through our consumer reportable segment, which included the following: a producer of specialty primers based in Westlake, Ohio; and a producer and marketer of premium concrete and wood deck floor coatings based in St. Paul, Minnesota. The other two product line acquisitions report through our industrial reportable segment and included the following: a Nova Scotia limited company that patented structural fibers used to replace steel fibers, welded wire mesh and conventional reinforcing bars in a wide variety of applications; and a producer of terrazzo tile, cork and rubber/cork floor tiles headquartered in Exton, Pennsylvania.

The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. Final determinations of the purchase price allocation for these acquisitions have been completed, and are aggregated by year of purchase in the following table:

	Fiscal 2015 Acquisitions			Fiscal 2014 Acquisitions
(In thousands)	Weighted- Average Intangible Asset Amortization Life (In Years)	Total		Weighted- Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$27,533			$10,874
Property, plant and equipment		11,506			4,234
Goodwill	N/A	27,833		N/A	21,296
Tradenames - indefinite lives	N/A	7,209		N/A	2,000
Other intangible assets	14	26,781		14	19,462
Other long-term assets		202			—

Total Assets Acquired		$101,064			$57,866

Liabilities assumed		(28,363)			(18,361)

Net Assets Acquired		$72,701	(1)		$39,505	(2)

(1)	Figure includes cash acquired of $2.8 million.
(2)	Figure includes cash acquired of $0.3 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2015 and May 31, 2014 were not materially different from reported results and, consequently, are not presented.

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses were immaterial during the fiscal year ended May 31, 2013, but increased during fiscal 2015 and 2014 due to the strengthening of the U.S. dollar, resulting in net transactional foreign exchange losses for fiscal 2015 and 2014 of approximately $22.3 million and $17.7 million.

6) Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

7) Property, Plant & Equipment

May 31,	2015	2014
(In thousands)
Land	$58,555	$50,245
Buildings and leasehold improvements	349,682	328,269
Machinery and equipment	850,067	813,162

Total property, plant and equipment, at cost	1,258,304	1,191,676
Less: allowance for depreciation and amortization	668,658	658,871

Property, plant and equipment, net	$589,646	$532,805

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	3 to 40 years
Buildings and improvements	3 to 50 years
Machinery and equipment	1 to 30 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed-contract method is applied. Under the completed-contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in selling, general and administrative expenses. For the years ended May 31, 2015, 2014 and 2013, shipping costs were $142.9 million, $133.0 million and $125.6 million, respectively.

10) Allowance for Doubtful Accounts Receivable

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectibility and past experience, but are primarily made up of individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we confirm uncollectibility. Actual collections of trade receivables could differ from our estimates due to changes in future economic or industry conditions or specific customer’s financial conditions. For the periods ended May 31, 2015, 2014 and 2013, bad debt expense approximated $4.9 million, $7.6 million and $18.8 million, respectively. Included in bad debt expense during fiscal 2013 is $9.0 million recognized for amounts written off in relation to our loan to Kemrock.

11) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. We review the net realizable value of our inventory in detail on an on-going basis, with consideration given to various factors, which include our estimated reserves for excess, obsolete, slow moving or distressed inventories. If actual market conditions differ from our projections, and our estimates prove to be inaccurate, write-downs of inventory values and adjustments to cost of sales may be required. Historically, our inventory reserves have approximated actual experience. Inventories were composed of the following major classes:

May 31,	2015	2014
(In thousands)
Raw material and supplies	$235,649	$213,981
Finished goods	438,556	399,663

Total Inventory	$674,205	$613,644

12) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. First, we assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The traditional two-step quantitative process is required only if we conclude that it is more likely than not that a reporting unit’s fair value is less than its carrying amount. However, we have an unconditional option to bypass a qualitative assessment and proceed directly to performing the traditional two-step quantitative analysis. We applied both the qualitative and traditional two-step quantitative processes during our annual goodwill impairment assessment performed during the fourth quarters of fiscal 2015, 2014 and 2013.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data. As a result of the assessments performed for fiscal 2015, 2014 and 2013, there were no impairments, including no reporting units that were at risk of failing step one of the traditional two-step quantitative analysis.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. During fiscal 2013, we adopted new FASB guidance that simplifies how an entity tests indefinite-lived intangible assets for impairment. It provides an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount. We applied both qualitative and quantitative processes during our annual indefinite-lived intangible asset impairment assessments performed during the fourth quarters of fiscal 2015, 2014 and 2013.

The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data. As a result of the assessments performed for fiscal 2015, 2014 and 2013, there were no impairments.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

13) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2015, 2014 and 2013, advertising costs were $40.8 million, $49.6 million and $43.2 million, respectively.

14) Research and Development

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. The amounts charged to expense for the years ended May 31, 2015, 2014 and 2013 were $56.7 million, $54.6 million and $49.3 million, respectively.

15) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock, stock options and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note I, “Stock-Based Compensation,” for further information.

16) Investment (Income), Net

Investment (income), net, consists of the following components:

Year Ended May 31,	2015	2014	2013
(In thousands)
Interest (income)	$(8,304)	$(6,327)	$(6,814)
(Gain) on sale of marketable securities	(8,692)	(7,353)	(11,664)
Other-than-temporary impairment on securities	22	161	14,279
Dividend (income)	(1,603)	(2,196)	(1,979)

Investment (income), net	$(18,577)	$(15,715)	$(6,178)

17) Other (Income) Expense, Net

Other (income) expense, net, consists of the following components:

Year Ended May 31,	2015	2014	2013
(In thousands)
Royalty (income), net	$(1,843)	$(1,195)	$(2,069)
Loss on Brazil operational repositioning	—	—	6,087
Loss on Kemrock conversion option	—	—	9,030
(Income) loss related to unconsolidated equity affiliates	(2,023)	(2,888)	44,671

Other (income) expense, net	$(3,866)	$(4,083)	$57,719

Equity in Income of Unconsolidated Affiliates

Beginning with our fiscal year ended May 31, 2007, we began purchasing shares of Kemrock Industries and Exports Limited (“Kemrock”) common stock. During our fiscal years ended May 31, 2011 and 2012, we had purchased additional shares of Kemrock common stock, and during fiscal 2012 our ownership had increased to 23% of Kemrock’s outstanding shares. Also during fiscal 2012, we entered into a GDR Purchase Agreement with Kemrock, whereby we purchased from Kemrock 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. Lastly, during fiscal 2012, we invested $22.7 million in 5.5% convertible bonds issued by Kemrock. The bonds are convertible into ordinary shares or GDRs, each representing one ordinary share of Kemrock stock, and may be converted at any time on or after June 4, 2012 and up to the close of business on June 12, 2017.

Due to the presumption under GAAP that an entity with an ownership percentage greater than 20% has significant influence, and no other factors would refute that presumption, beginning in fiscal 2012 we began accounting for this investment under the equity method. Adjustments are made to our investment in order to recognize our share of Kemrock’s earnings as they occur, rather than as dividends or other distributions are received. Any changes in our proportionate share of the underlying equity of Kemrock, which could result from their issuance of additional equity securities, are recognized as increases or decreases in shareholders’ equity, net of any related tax effects.

We account for our equity method investment in Kemrock under ASC 323, “Investments — Equity Method and Joint Ventures.” As outlined in ASC 323-10-35-32, a decline in the quoted market price below the carrying amount, when combined with other evidence of a loss in value, may be indicative of a loss in value that is other than temporary. In consideration of all available evidence to evaluate the realizable value of our equity investment, including a decline in the market price of shares of Kemrock stock, the financial condition and near term prospects of Kemrock, and the overall economic situation in India, we determined that it was appropriate to record an impairment loss during fiscal 2013 of approximately $55.9 million on our equity method investment, which is classified in other (income) expense, net, in our Consolidated Statements of Income. We also recorded a loss of approximately $13.7 million for the write-down of our investment in Kemrock convertible bonds, which is classified in investment (income) expense, net in our Consolidated Statements of Income.

Our investment in Kemrock had no carrying value at May 31, 2015 or 2014.

Loss on Repositioning of Operations in Brazil

During fiscal 2013, we completed a definitive plan to substantially liquidate our StonCor Brazil subsidiary, a small flooring business in Brazil with sales, income and assets that amounted to significantly less than 1% of our consolidated sales, income and assets in any given year, in order to leverage the substantial sales force, manufacturing facilities, broad distribution network and entrepreneurial management team of our Viapol subsidiary, which was acquired in June 2012. The acquisition of Viapol has given us the critical mass needed to sell construction products in Brazil, including RPM’s existing flooring brands such as Stonhard and Flowcrete. Viapol has the local manufacturing capabilities and technically skilled salespeople required to sell epoxy and polyurethane flooring in Brazil where we previously lacked a significant presence.

As a result of our repositioning of certain of our industrial segment operations in Brazil, we incurred a loss of approximately $6.1 million during our fiscal year ended May 31, 2013. Included in the loss was the impact of an adjustment for accumulated foreign currency translation. This non-cash charge was previously recorded as an unrealized foreign exchange loss in our currency translation account as a component of other comprehensive income.

18) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

During the third quarter of our fiscal year ended May 31, 2015, we reviewed our permanent investment assertion under ASC 740-30 regarding a portion of our undistributed foreign earnings, which were previously considered to be indefinitely reinvested outside the U.S. More specifically, during the quarter, we concluded that it is possible that $347.5 million of unremitted foreign earnings could be repatriated to the U.S. in the foreseeable future to fund the aforementioned payments due under the Bankruptcy Note. Consistent with ASC 740-30, a provision for deferred income taxes of $106.2 million was recorded, which represents our estimate of the tax cost, net of related foreign tax credits, associated with remitting these earnings back to the U.S.

As of May 31, 2015, it is possible that we could repatriate a total of approximately $419.1 million of undistributed foreign earnings in the foreseeable future. This is comprised of the above noted $347.5 million, $39.2 million of remaining earnings that have been disclosed as previously subject to tax in the U.S., and $32.4 million of the SPHC Group’s undistributed foreign earnings, which were not considered to be permanently reinvested. A total deferred tax liability of $108.5 million was recorded, which represents our estimate of the U.S. and foreign withholding tax associated with these unremitted earnings. We have not provided for U.S. income and foreign withholding taxes on the remaining foreign subsidiaries’ undistributed earnings of approximately $864.0 million because such earnings have been retained and reinvested by the subsidiaries as of May 31, 2015. Accordingly, no provision has been made for U.S. income taxes or foreign withholding taxes, which may become payable if the remaining undistributed earnings of foreign subsidiaries were paid to us as dividends. The additional income taxes and applicable withholding taxes that would result had such earnings actually been repatriated are not practically determinable.

19) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock, plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method. Dilutive potential shares of common stock include outstanding stock options, stock awards and convertible notes. See Note K, “Earnings Per Share of Common Stock,” for additional information.

20) Other Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers,” which establishes a comprehensive revenue recognition standard for virtually all industries in U.S. GAAP. The new standard will apply for annual periods beginning after December 15, 2017, including interim periods therein. Early adoption is permitted only as of annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. We have not yet determined the effects, if any, adoption of this update may have on our Consolidated Financial Statements.

In April 2015, the FASB issued ASU 2015-03 “Interest-Imputation of Interest,” which changes the presentation of debt issuance costs in financial statements and specifies that debt issuance costs related to a note shall be reported in the balance sheet as a direct deduction from the face amount of the note. The guidance does not change the current requirements surrounding the recognition and measurement of debt issuance costs, and the amortization of debt issuance costs will continue to be reported as interest expense. The guidance is effective for years and interim periods within those fiscal years beginning after December 15, 2015. Early adoption is allowed for all entities and the new guidance shall be applied to all prior periods retrospectively. We do not expect the adoption of this guidance to have a significant impact on our consolidated financial position and results of operations, although it will change the financial statement classification of the deferred debt cost. As of May 31, 2015, we had $3.0 million and $11.5 million of current and long-term net deferred debt costs, respectively. As of May 31, 2014, we had $2.8 million and $9.9 million of current and long-term net deferred debt costs, respectively. Current and long-term deferred debt costs are included in our consolidated balance sheets and are reflected in prepaid expenses and other current assets, and other long-term assets, respectively. Under the new guidance, the net deferred debt costs would offset the carrying amount of the respective debt on the Consolidated Balance Sheets.

21) Subsequent Event

Business Segment Information

RPM reports the results of its operations through two reportable segments: the industrial reportable segment and the consumer reportable segment. Effective July 21, 2015, our Board approved the realignment of certain businesses and management structure to recognize how we allocate resources and analyze the operating performance of our operating segments. This realignment did not change our reportable segments at May 31, 2015. Rather, our periodic filings beginning with our first quarter ending August 31, 2015 will include historical segment results reclassified to reflect the effect of this realignment.